Exhibit 10.13

                               GARTNER GROUP, INC.

                        1998 LONG TERM STOCK OPTION PLAN

                   (As amended and restated October 12, 1999)

      1. Purposes of the Plan. The purposes of this 1998 Long Term Stock Option Plan (the "Plan") are:

         o to attract and retain quality personnel for positions of substantial responsibility,

         o to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and

         o  to promote the long-term success of the Company's business.

Awards granted under the Plan may be Options or Time Accelerated Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall administer the Plan in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

            (c) "Award" means a grant of Options and/or Time Accelerated Restricted Stock.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the Common Stock, Class A, par value $.0005, of the Company.

            (h) "Company" means Gartner Group, Inc., a Delaware corporation.
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            (i) "Continuous Status as an Employee " means that the employment relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Continuous employment shall be interrupted and terminated for an Employee if the Employee's weekly work hours change from full time to part time. . Part-time status for the purpose of vesting continuation or eligibility to receive Options shall be determined in accordance with policies adopted by the Company from time to time, which policies, if any, shall supercede the determination of part-time status set forth in the Company's posted "employee status definitions".

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable;

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a

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                       Share of Common Stock shall be the mean between the
                       high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Holder" means an Employee who holds Shares of Time Accelerated Restricted Stock.

            (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (q) "Insider" means an Employee subject to Section 16 of the Exchange Act.

            (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Restricted Stock Agreement, as applicable.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means an Award of a stock option pursuant to the Plan.

            (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            (x) "Optioned Stock" means the Common Stock subject to an Option.

            (y) "Optionee" means an Employee who holds an outstanding Option.

            (z) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (aa) "Restricted Stock Agreement" means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual award of Time
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Accelerated Restricted Stock. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

            (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (cc) "Senior Manager" means an Employee who is an executive officer, vice president, director-level employee or senior analyst of the Company, or such other Employee as the Administrator shall deem eligible to participate in the Plan.

            (dd) "Share" means a share of Common Stock, as adjusted in accordance with Section 13 of the Plan.

            (ee) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

            (ff) "Time Accelerated Restricted Stock" means an Award of Shares pursuant to the Plan which are subject to restrictions on transferability.

      3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is 2,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). If an Award of Shares of Time Accelerated Restricted Stock is forfeited without having vested, such Shares shall become available for future Awards under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future Awards under the Plan, except that if unvested Shares of Time Accelerated Restricted Stock are reacquired by the Company and the Holder of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future Awards under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.
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      4. Administration of the Plan.

            (a) Procedure.

                (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to Directors, Officers who are not Directors, and Senior Managers who are neither Directors nor Officers.

                (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

                (ii) to select the Senior Managers to whom Awards may be granted hereunder;

                (iii) to determine whether and to what extent Awards are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                (v)    to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any acceleration of vesting or waiver of forfeiture restrictions, any acceleration of
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                       the lapse of restrictions on the transferability of
                       Shares of Time Accelerated Restricted Stock, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii)  to reduce the exercise price of any Option;

                (viii) to construe and interpret the terms of the Plan and
                       Awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xii) to modify or amend (subject to Section 15(c) of the Plan) each Restricted Stock Agreement, including the acceleration of the lapse of restrictions on the transferability of Shares of Time Accelerated Restricted Stock;

                (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                (xiii) to institute an Option Exchange Program; and

                (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and Holders and any other holders of Options and Shares of Time Accelerated Restricted Stock.

      5. Eligibility. Awards may be granted to Senior Managers. If otherwise eligible, a Senior Manager who has been granted an Award may be granted additional Awards.

      6. Limitations.

            (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which become exercisable for the first
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time during any calendar year (under all plans of the Company or any Parent or
Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

            (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

            (c) The following limitations shall apply to grants of Options to
Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction describe in Section 13), the canceled Option will be counted against the limit set forth in
                       Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

      8. Term of Option. The term of each Option shall be ten (10) years from the date of grant. However, in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

      9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator, subject to the following:

                (i)    In the case of an Incentive Stock Option:

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (iii) Notwithstanding the foregoing, Nonstatutory Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                (i)    cash;

                (ii)   check;

                (iii) promissory note (on such terms and conditions as determined by the Administrator);

                (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) in the case of a "cashless exercise" during the trading window permitted by the Company's Insider Trading Policy, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                (vii)  any combination of the foregoing methods of payment; or

                (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment Relationship.

                (i) Upon termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the Option as set forth in the Option Agreement.

                (ii) To the extent that the Optionee is not entitled to exercise his or her Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         11. Transferability of Options. Unless otherwise determined by the Administrator to the contrary, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer of a Nonstatutory Stock Option by the Optionee to any member of the Optionee's immediate family. Following transfer, any such Nonstatutory Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean any of the following who have acquired the Option from the Optionee through a gift or domestic relations order: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, and such other persons and entities as shall be eligible to be included as transferees in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, filed or to be filed by the Company to register shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan.

      12. Time Accelerated Restricted Stock.

            (a) Grants of Time Accelerated Restricted Stock. Shares of Time Accelerated Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will grant Time Accelerated Restricted Stock under the Plan, it shall advise the Holder in writing of the terms, conditions and restrictions related to the Award, including the number of Shares subject to the Award. The Award shall be evidenced by execution of a Restricted Stock Agreement in the form determined by the Administrator.

            (b) The Restricted Stock Agreement. The Restricted Stock Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Agreements need not be the same with respect to each Holder.

            (c) Nontransferability. Shares of Time Accelerated Restricted Stock may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of the Restricted Stock Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of the period of time restrictions on the transferability of such Shares remain in effect as set forth in the Restricted Stock Agreement, and any attempt at action in contravention of this Section shall be null and void. The lapse of restrictions on the transferability of such Shares may be accelerated upon the attainment of performance criteria as set forth in the Restricted Stock Agreement.

            (d) Termination of Employment Relationship.

                (i) If, prior to the lapse of restrictions on transferability applicable to Shares of Time Accelerated Restricted Stock, the Holder's Continuous Status as an Employee ceases, other than as set forth in subsection (ii) below, such Shares as to which restrictions on transferability have not lapsed shall be forfeited to the Company and all rights of the Holder to such Shares shall terminate without further obligation on the part of the Company, effective on the date the Holder's Continuous Status as an Employee ceases, unless the Administrator determines otherwise.

                (ii) If, prior to the lapse of restrictions on transferability applicable to Shares of Time Accelerated Restricted Stock, the Holder's Continuous Status as an Employee ceases as a result of the Holder's death or Disability, the restrictions on the transferability of such Shares shall lapse.

            (e) Rule 16b-3. Time Accelerated Restricted Stock granted to Insiders, and Shares acquired by Insiders in connection with an Award of Shares of Time Accelerated Restricted Stock, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3.

            (f) Rights as a Stockholder. Once Shares of Time Accelerated Restricted Stock are granted, the Holder shall have the rights equivalent to those of a stockholder, and shall be a stockholder when the Shares are entered upon the records of the duly authorized transfer agent of the Company in the name of the Holder. Certificates representing the Shares may bear a legend, if the Company deems it advisable, to the effect that they are issued subject to specified restrictions. Shares issued and transferred to a Holder pursuant to an Award shall be deposited with an officer of the Company designated by the Administrator for the Holder's account to be held until the lapse of the restrictions upon such Shares or the earlier forfeiture of the Shares to the Company in accordance with the terms of the Restricted Stock Agreement. Each Holder shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

            (g) Dividends. Dividends paid on the Shares of Time Accelerated Restricted Stock, whether in cash, stock or property, at the discretion of the Administrator, may be paid to the Holder currently or be held by the Company subject to the same restrictions on transferability as the Shares to which they relate. If such cash dividends are held subject to such restrictions on transferability, the Administrator may determine whether, and on what terms, interest may be paid on such dividends until the lapse of restrictions on transferability. If the Shares to which such dividends relate are forfeited to the Company, such dividends, including interest thereon, if any, shall likewise be forfeited to the Company without further obligation on the part of the Company.

      13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      14. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee and Holder within a reasonable time after the date of such grant.

      15. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 or Section 162(m) of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Holder, unless mutually agreed otherwise between the Optionee or Holder and the Administrator, which agreement must be in writing and signed by the Optionee or Holder and the Company.

      16. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or the grant of Shares of Time Accelerated Restricted Stock unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      17. Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or the number of Shares of Time Accelerated Restricted Stock exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

      20. Tax and Social Security Indemnity. An Optionee or Holder shall indemnify the Company against any tax arising in respect of the grant or exercise of the Option or the grant of Shares of Time Accelerated Restricted Stock which is a liability of the Optionee or Holder but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Optionee or Holder in such manner as the Administrator deems appropriate, including (but without prejudice to the generality of the foregoing):

            (a) withholding shares upon the exercise of the Option and selling the same;

            (b) deducting the necessary amount from the Optionee's or Holder's compensation; or

            (c) requiring the Optionee or Holder to make cash payment to the Company for such tax.

      21. Options Granted to Employees of French Subsidiaries.

            (a) Purpose. Options granted under the Plan to Employees of French subsidiaries are intended to qualify under the French regulations as provided in articles 208-1 to 208-8-2 of the French Company Act (Code des Societes). The purpose of this Section is to specify the applicable rules to Options for French Employees and shall not be applicable to any other Employee of the Company.

            (b) General. Options granted to French Employees under the Plan are subject to the provisions of the Plan and any option agreement unless otherwise provided in this Section 21.

            (c) Eligible Participants. Options may be granted exclusively to Employees (as defined in Section 2(l)) of the Plan) of French subsidiaries. Payment of Director fees by the Company shall not be sufficient to constitute employment for any purposes of the Options granted to Employees of French subsidiaries. Employees of French subsidiaries may not be granted Options if, at the date of grant, they hold more than ten percent (10%) of the Common Stock of the Company.

            (d) Options. Eligible Employees may be granted Options as provided in the Plan. If Shares of Time Accelerated Restricted Stock mentioned in Section 12 of the Plan are granted to Employees of French subsidiaries, the provisions of this Section shall not apply to the Shares of Time Accelerated Restricted Stock granted.

            (e) Option Price. The exercise price of the Option shall be determined as set forth in the Plan but it shall not be less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of the grant. The exercise price shall remain unchanged once the Option is granted. The authority of Administrator to reduce the Option exercise price, as set forth in Section 8(b)(x) of the Plan, shall, with respect to Options granted to Employees of French subsidiaries, be limited to the extend that such reduction may not be to a price less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of such reduction.

            (f) Exercise of the Option. Upon exercise of an Option, Employees of French subsidiaries will receive Shares of Common Stock. Section 4(b)(vii) of the Plan, concerning the ability to settle the Option in cash instead of Shares of Common Stock, is not applicable to Employees of French subsidiaries.

            (g) Qualification of Plan. In order to have the Plan qualify in France, any other provision of the Plan that would not be consistent with French company law or tax law requirements shall not apply to Employees of French subsidiaries.